Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

18 U.S.C. § 1350

I, Louis J. Brothers, Chief Financial Officer of Valley Forge Composite Technologies, Inc. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1.  The Quarterly Report on Form 10-Q of the Corporation for the quarter ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 16, 2010

By:  /s/ Louis J. Brothers

Louis J. Brothers

President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board